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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):
                        March 1, 1999 (February 2, 1999)



                                   CNET, Inc.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            Delaware                     0-20939                 13-3696170
-------------------------------     ----------------         -------------------
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE           (IRS EMPLOYER
         INCORPORATION)                  NUMBER)             IDENTIFICATION NO.)



                               150 Chestnut Street
                         San Francisco, California 94111
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:
                                 (415) 395-7800
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 16, 1999, CNET, Inc. (the "Registrant" or the "Company"), completed the acquisition of Netventures, Inc., a California corporation ("Netventures"), through a merger of Netventures into the Company (the "Netventures Acquisition"), in which the Company issued 103,602 shares of its common stock. The purchase price for the Netventures Acquisition was agreed upon by negotiation among the parties. The Registrant intends to record this transaction using the pooling-of-interests accounting method. Netventures owns and operates ShopBuilder (www.shopbuilder.com), an online store-creation system. For more information with respect to the terms of the Netventures Acquisition, reference is made to the Agreement and Plan of Merger attached as Exhibit 2.1 to this report, which is incorporated herein by reference.

         On February 19, 1999, the Company completed the acquisition of AuctionGate Interactive, Inc., a California corporation ("AuctionGate"), through a merger of AuctionGate Interactive, Inc. into the Company (the "AuctionGate Acquisition"), in which the Company issued 53,542 shares of its common stock. The purchase price for the AuctionGate Acquisition was agreed upon by negotiation among the parties. The Registrant intends to record this transaction using the pooling-of-interests accounting method. AuctionGate owns and operates AuctionGate.com, an auction site specializing in computer products. For more information with respect to the terms of the AuctionGate Acquisition, reference is made to the Agreement and Plan of Merger attached as Exhibit 2.2 to this report, which is incorporated herein by reference.

         On February 26, 1999, the Company completed the acquisition (the "Jenesys Acquisition") of the assets of Winfiles.com, a leading software downloading service, from Jenesys LLC, a Washington limited liability company ("Jenesys") for a total purchase price of $11.5 million, payable in cash in two installments of $5.75 million. The purchase price for the Jenesys Acquisition was agreed upon by negotiation among the parties and was funded through the Company's working capital. The assets acquired by the Company in the Jenesys Acquisition, as specified in the Purchase Agreement attached as Exhibit 2.3 hereto, included certain Internet domain names and Jenesys' rights in certain other Internet domain names, as well as all of Jenesys' rights and obligations under certain assumed contracts and all of Jenesys' rights in and to certain intellectual property. For more information with respect to the terms of the Jenesys Acquisition, reference is made to the Purchase Agreement and Amendment No. 1 and Amendment No. 2 to the Purchase Agreement attached as Exhibits 2.3,
2.4 and 2.5 to this report, which are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         2.1 Agreement and Plan of Merger, dated as of February 2, 1999, by and among CNET, Inc., Netventures, Inc. and the stockholders of Netventures, Inc.*

         2.2 Agreement and Plan of Merger, dated as of February 19, 1999, by and among CNET, Inc., AuctionGate Interactive, Inc. and the stockholders of AuctionGate Interactive, Inc.*


                                       2
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         2.3      Purchase Agreement, dated as of December 18, 1998, by and
                  among CNET, Inc., Jenesys LLC and Steve Jenkins.*

         2.4 Amendment No. 1 to Purchase Agreement, dated as of January 22, 1999, by and among CNET, Inc., Jenesys LLC and Steve Jenkins.

         2.5 Amendment No. 2 to Purchase Agreement, dated as of February 11, 1999, by and among CNET, Inc., Jenesys LLC and Steve Jenkins.

         -----------------

         * The schedules to these agreements have been omitted in reliance upon
           Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated: March 1, 1999             CNET, INC.



                                          By: /s/ SHELBY W. BONNIE
                                             ---------------------------------
                                                  Shelby W. Bonnie
                                             ---------------------------------
                                                  Executive Vice President and
                                                  Chief Operating Officer
                                             ---------------------------------

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                                INDEX TO EXHIBITS

   Exhibit
   Number                         Description
   ------                         -----------
     2.1        Agreement and Plan of Merger, dated as of February 2, 1999, by and among CNET, Inc., Netventures, Inc. and the stockholders of
                Netventures, Inc.

     2.2 Agreement and Plan of Merger, dated as of February 19, 1999, by and among CNET, Inc., AuctionGate Interactive, Inc. and the stockholders of AuctionGate Interactive, Inc.

     2.3 Purchase Agreement, dated as of December 18, 1998, by and among CNET, Inc., Jenesys LLC and Steve Jenkins.

     2.4        Amendment No. 1 to Purchase Agreement, dated as of January 22,
                1999, by and among CNET, Inc., Jenesys LLC and Steve Jenkins.

     2.5        Amendment No. 2 to Purchase Agreement, dated as of February 11,
                1999, by and among CNET, Inc., Jenesys LLC and Steve Jenkins.